UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

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EXP WORLD HOLDINGS, INC.

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Your Vote Counts! EXP WORLD HOLDINGS, INC. 2021 Annual Meeting Vote by 11:59 PM ET on May 16, 2021 BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O EXP WORLD HOLDINGS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 D44706-P52363 You invested in EXP WORLD HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 17, 2021 12:00 PM PDT Virtually at: https://virtualshareholdermeeting.com/EXPI2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D44707-P52363 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 1a. Glenn Sanford For 1b. Jason Gesing For 1c. Randall Miles For 1d. Dan Cahir For 1e. Darren Jacklin For 1f. Eugene Frederick For 1g. Felicia Gentry For 2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2021. For 3. Approve, by a non-binding, advisory vote, the 2020 compensation of our named executive officers. For 4. Approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, $0.00001 par value per share, from 220,000,000 to 900,000,000. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.